Other financial liabilities	12 Months Ended
Dec. 31, 2025
Other financial liabilities.
Other financial liabilities

20.  Other financial liabilities

Other financial liabilities comprise the following at December 31:

	2025			2024
	Non-			Non-
	Current	Current	Total	Current	Current	Total
	US$'000	US$'000	US$'000	US$'000	US$'000	US$'000
Financial loans from government agencies:
Reindus loan	15,556	8,650	24,206	17,193	7,804	24,997
SEPI loan	—	—	—	—	37,074	37,074
Other financial liabilities	6,479	2,758	9,237	7,409	3,239	10,648
Total	22,035	11,408	33,443	24,602	48,117	72,719

Financial loans from government agencies

Reindus Loan

In 2016, a Company subsidiary entered into a loan agreement with the Spanish Ministry of Industry, Tourism and Commerce (the “Ministry”), as lender, under which the Ministry made available to the borrower a loan in aggregate principal amount of €44,999 thousand ($52,874 thousand) in connection with industrial development projects relating to a silicon purification project. The loan was contractually due to be repaid in seven installments over a 10-year period with the first three years granted as a grace period. Interest on outstanding amounts under the loan accrued at an annual rate of 3.55%. In 2021, the Company received a decision from the Ministry under which it was agreed to extend the grace period until 2023 and the repayment date of the loan into 2030.

The agreement governing the loan contains the following limitations on the use of the proceeds of the outstanding loan:

●	The investment of the proceeds must occur between January 1, 2016 and February 24, 2019;
●	The allocation of the proceeds must adhere to certain approved budget categories;
●	If the final investment cost is lower than the budgeted amount, the borrower must reimburse the Ministry proportionally; and
●	The borrower must comply with certain statutory restrictions regarding related party transactions and the procurement of goods and services.

After completing our reporting requirements and resolving the Ministry’s reimbursement review for the years 2019-2024, the Company made a partial early repayment of $17,357 thousand (€16,345 thousand) in February 2023 and $1,993 thousand (€1,780 thousand) in September 2024. The Ministry also requested the reimbursement of the accrued default interest and $4,624 thousand (€4,130 thousand) which were paid in September 2024. Default interest was calculated at an annual rate of 3.75% until December 31, 2022 and at 4.06% starting on January 1, 2023.

The balance of the Reindus loan as of December 31, 2025 is $24,206 thousand ($24,997 thousand as of December 31, 2024).

The fair value of the loan as of December 31, 2025, and 2024, based on discounted cash flows at a market interest rate (Level 2), amounts to $24,073 thousand and $24,642 thousand respectively.

SEPI Loan

In March, 2022, Ferroglobe Spain Metals, S.A.U. (also “FG Spain”) and Ferroglobe Corporate Services (also “FG Corporate”) (together the “Beneficiaries”) and the Sociedad Estatal de Participaciones Industriales (“SEPI”), a Spanish state-owned industrial holding company affiliated with the Ministry of Finance and Administration, entered into a loan agreement of €34.5 million ($38.3 million). This loan is part of the SEPI fund intended to provide assistance to non-financial companies operating in strategically important sectors within Spain as a result of the COVID-19 pandemic.

The €34.5 million ($38.3 million) was funded using a dual-tranche loan, with €17.25 million ($19.15 million) maturing in February 2025 and the second €17.25 million ($19.15 million) maturing in June 2025. €16.9 million ($18.8 million) of the loan carries a fixed interest rate of 2% per annum, and interest on the remaining €17.6 million ($19.5 million) is calculated as IBOR plus a spread of 2.5% in the first year, 3.5% in the second and third years and 5.0% in the fourth year, plus an additional 1.0% payable if the Company reports a positive result before income taxes. The loans are secured by corporate joint guarantees from Ferroglobe, Ferroglobe Holding Company and Ferroglobe Finance Company and certain share pledges, bank account pledges, intercompany receivables pledges, inventory pledges and security over certain real property, and other assets from Ferroglobe Spain Metals and certain of its subsidiaries. These loans are granted at rates that are considered to be below-market rates. The company calculated the fair value of the loans liability, based on discounted cash flows at a market interest rate (Level 2), resulting in €30,693 thousand ($34,149 thousand) as of the grant date. The difference between the fair value and the proceeds received, amounting to €3,807 thousand ($4,236 thousand), was recorded as a government grant.

Until the loans were fully repaid, the Beneficiaries are subject to several restrictions, including the following prohibited payments:

●	payment of dividends;
●	payment of management fee;
●	repayment of intra-group loans;
●	payment of intercompany net commercial balances as of June 30, 2021 (denominated “legacy”), with the exception of $20.0 million of those balances (intercompany commercial balances generated after June 2021 are permitted); and
●	payment of interest on intercompany loans corresponding to the years 2021 and 2022, respectively;

If the Company failed to make the payments to which it is obliged, the Spanish Solvency Support Fund for Strategic Companies, shall have the option (but never the obligation) to convert all or part of the Participating Loan into share capital of FG Spain.

The loan contained a change of control clause stating that it would be considered change of control and therefore would suppose an early repayment event of the loan: with respect to FG Spain, (i) if Ferroglobe PLC ceases to hold, directly or indirectly, an interest of at least 51% of the voting share capital or, (ii) if Grupo Villar Mir, S.A.U. ceases to hold a stake of at least 35% of the voting share capital of Ferroglobe PLC, or loses the rights to which it is entitled as holder of such stake or more by virtue of the shareholders’ agreement of Ferroglobe PLC or (iii) if FG Spain ceases to be the holder, directly or indirectly, of one hundred percent (100%) shareholding in FG Corporate.

Finally, the loan contained a cross-default clause meaning that (A) if any of FG Spain or FG Corporate: (i) defaults on any payment obligation arising from Indebtedness contracted with any other entity for amounts exceeding, during a fiscal year, €2.5 million ($2.7 million) or (ii) defaults on due and payable payment obligations of a commercial (non-financial) nature assumed with third parties for an individual or cumulative amount exceeding €2.5 million ($2.7 million) unless such defaults are below the average of the customary commercial defaults that the Beneficiaries or Guarantors have had between fiscal years 2016 to 2019 or (B) if any creditor that has granted Indebtedness to FG Spain or FG Corporate for an amount equal to or greater than €5.0 million ($5.5 million), is entitled to declare it liquid, due and payable before its ordinary maturity date.

In March 2025, the Company partially repaid $17,960 thousand of the SEPI loans as per the agreed amortization schedule and in June 2025 the loans were fully repaid with a final repayment of $20,217 thousand.